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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         December  18, 1999
                                                    ---------------------------



                            PS Group Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                            1-7141                   33-0692068
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(State or Other                     (Commission             (IRS Employer
Jurisdiction of Incorporation)      File Number)         Identification No.)


      4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code  (858) 642-2999
                                                    --------------



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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
----------------------

     On December 18, 1999, PS Group Holdings, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with PSG Acquisition, Inc. ("Acquisition Sub"), and Heritage Air Holdings Statutory Trust ("Heritage Trust"), the parent of Acquisition Sub and a Connecticut statutory trust controlled (through family trusts) by principals of Integrated Capital Associates, Inc. ("ICA"). The Merger Agreement provides that, upon satisfaction of certain conditions, Acquisition Sub will merge into the Company (the "Merger") with the Company surviving the Merger. Upon consummation of the Merger, each share of common stock of the Company (other than shares held in treasury by the Company, shares owned by Acquisition Sub, Heritage Trust and subsidiaries of the Company and shares with respect to which dissenters' rights are properly exercised under Delaware law) will be converted into the right to receive $12.00 in cash. The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

     The Merger and related expenses will be financed by two sources: (i) approximately 20% in the form of an equity investment in Heritage Trust and (ii) approximately 80% in the form of a one-year bridge loan of not more than $63,131,060 from GATX Capital Corporation (the "Lender") which will be secured by virtually all of the assets of the Company's subsidiary, PS Group, Inc. ("PSG") (other than those already subject to liens or restrictions) and secured guarantees of the Company and PSG's subsidiary, PS Trading, Inc. The Lender's obligation to fund the loan is subject to the conditions contained in the Loan Agreement which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     On December 20, 1999, the Company issued a press release related to the Merger transaction. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

     For further information with respect to the terms of the Merger, including the conditions to consummation, the representations, warranties and covenants of the parties, and the parties' respective termination rights, reference is made to the full text of the Merger Agreement. The foregoing summary description of the transaction is qualified in its entirety by reference to such exhibit.

Item 7.  Financial Statements and Exhibits.
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     (a) Exhibits.

     Exhibit 2.1 Agreement and Plan of Merger among PS Group Holdings, Inc., Heritage Air Holdings Statutory Trust and PSG Acquisition, Inc., dated December 18, 1999 and Exhibit thereto.

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     Exhibit 10.1  Loan Agreement between GATX Capital Corporation and PS Group,
Inc., dated December 18, 1999 and the Exhibits thereto.

     Exhibit 99.1  Press Release issued by the Company on December 20, 1999.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PS Group Holdings, Inc.
                                         (Registrant)

Date   December 22, 1999           By /s/ L.A. Guske
       -----------------              ------------------------------------------
                                      Lawrence A. Guske
                                      Vice President-Finance and Chief Financial
                                      Officer and Authorized Officer of the
                                      Registrant

                                       3
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                                 EXHIBIT INDEX

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Exhibit 2.1      Agreement and Plan of Merger among PS Group Holdings, Inc., Heritage Air
                 Holdings Statutory Trust and PSG Acquisition, Inc., dated
                 December 18, 1999 and Exhibit thereto.
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Exhibit 10.1     Loan Agreement between GATX Capital Corporation and PS Group, Inc. dated
                 December 18, 1999 and Exhibits thereto.
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Exhibit 99.1     Press Release issued by the Company on December 20, 1999.
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